Exhibit 99.1

Newmont Announces Second Quarter Attributable Gold and Copper Production and Sales

This release reflects Newmont’s preliminary second quarter operating results, which remain subject to change when the Company files its second quarter Form 10-Q on Thursday, July 25, 20131.

DENVER--(BUSINESS WIRE)--July 10, 2013--Newmont Mining Corporation (NYSE: NEM) (“Newmont” or the “Company”) today reported preliminary second quarter attributable gold and copper production of 1.167 million ounces and 34 million pounds, respectively. Preliminary attributable gold and copper sales were 1.213 million ounces and 37 million pounds, respectively. Second quarter gold production was in line with expectations.

The London PM Fix average gold price for the quarter was $1,415 per ounce.

The Company continues to expect full year 2013 attributable gold and copper production of 4.8 – 5.1 million ounces and 150 – 170 million pounds, respectively.

1 See cautionary statement regarding preliminary results at the end of this release.

Q2 2013 Preliminary Operating Results

Attributable Production
	Q2 2012 Attributable Production	Q1 2013 Attributable Production	Q2 2013 Attributable Production	% Change Q2 2013 vs	% Change Q2 2013 vs
Region	(Kozs, Mlbs)	(Kozs, Mlbs)	(Kozs, Mlbs)	Q2 2012	Q1 2013
Nevada [a]	378	381	383	1%	1%
La Herradura	59	55	54	-8%	-2%
North America	437	436	437	0%	0%
Yanacocha	200	147	150	-25%	2%
La Zanja	13	15	17	31%	13%
South America	213	162	167	-22%	3%
Boddington	180	177	171	-5%	-3%
Other Australia/NZ	212	258	247	17%	-4%
Asia Pacific	392	435	418	7%	-4%
Batu Hijau	8	7	6	-25%	-14%
Indonesia	8	7	6	-25%	-14%
Ahafo	132	125	139	5%	11%
Africa	132	125	139	5%	11%
Total Gold	1,182	1,165	1,167	-1%	0%
Boddington	18	18	16	-11%	-11%
Batu Hijau	20	20	18	-10%	-10%
Total Copper	38	38	34	-11%	-11%

Attributable Sales
	Q2 2012 Attributable Sales [b]	Q1 2013 Attributable Sales [b]	Q2 2013 Attributable Sales [b]	% Change Q2 2013 vs	% Change Q2 2013 vs
Region	(Kozs, Mlbs)	(Kozs, Mlbs)	(Kozs, Mlbs)	Q2 2012	Q1 2013
Nevada [a]	361	351	399	11%	14%
La Herradura	59	55	54	-8%	-2%
North America	420	406	453	8%	12%
Yanacocha	196	143	152	-22%	6%
La Zanja	13	15	17	31%	13%
South America	209	158	169	-19%	7%
Boddington	164	200	193	18%	-4%
Other Australia/NZ	211	254	250	18%	-2%
Asia Pacific	375	454	443	18%	-2%
Batu Hijau	6	3	6	0%	100%
Indonesia	6	3	6	0%	100%
Ahafo	130	119	142	9%	19%
Africa	130	119	142	9%	19%
Total Gold	1,140	1,140	1,213	6%	6%
Boddington	13	20	19	46%	-5%
Batu Hijau	15	11	18	20%	64%
Total Copper	28	31	37	32%	19%
[a] Production and sales volumes do not include copper production from the Phoenix mine. Phoenix copper production is accounted for as a by-product and its revenues, net of treatment and refining charges, are credited to Nevada costs applicable to sales as a by-product credit.
[b] Included in attributable sales are Newmont’s non-consolidated equity interests in La Zanja and Duketon.

Conference Call Details

Newmont Mining Corporation will report second quarter 2013 results after the market closes on Thursday, July 25, 2013. A conference call will be held on Friday, July 26 at 10:00 a.m. Eastern Time (8:00 a.m. Mountain Time); it will also be carried on the Company’s website.

Conference Call Details
Dial-In Number	888.566.1822
Intl Dial-In Number	312.470.7116
Leader	John Seaberg
Passcode	Newmont
Replay Number	800-846-5455
Intl Replay Number	203-369-3127
Replay Passcode	2013
Webcast Details
URL	http://services.choruscall.com/links/newmont130430.html

The second quarter 2013 results and related financial and statistical information will be available after the market close on Thursday, July 25, 2013 on the “Investor Relations” section of the Company’s web site, www.newmont.com. Additionally, the conference call will be archived for a limited time on the Company’s website.

Cautionary Statement Regarding Preliminary Results

We caution you that, whether or not expressly stated, all measures of the Company's second quarter financial results and condition contained in this news release, including gold and copper production and sales, are preliminary and reflect our expected second quarter results as of the date of this news release. Actual reported results are subject to management's final review as well as audit by the Company's independent registered accounting firm and may vary significantly from those expectations because of a number of factors, including, without limitation, additional or revised information and changes in accounting standards or policies or in how those standards are applied. For a discussion of factors that may adversely affect our financial results and condition, see the Company’s 2012 Annual Report on Form 10-K, filed on February 22, 2013, with the Securities and Exchange Commission (“SEC”), as well as the Company’s other SEC filings, available on the SEC's website at www.sec.gov. The Company will provide additional discussion and analysis and other important information about its second quarter financial results and condition when it reports actual results on July 25, 2013. Investors are encouraged to consider this information in conjunction with the Company’s Form 10-Q for the quarter-ended June 30, 2013, which is expected to be filed with the SEC on or about July 25, 2013.

Cautionary Statement Regarding Forward Looking Statements:

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements may include, without limitation estimates of full year 2013 attributable gold and copper production and sales. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological, meteorological and other physical conditions; (ii) permitting, development, operations and expansion being consistent with current expectations and mine plans; (iii) political developments in any jurisdiction in which the Company operates being consistent with its current expectations; (v) certain price assumptions for gold, copper and oil; (vi) prices for key supplies being approximately consistent with current levels; and (vii) the accuracy of our current mineral reserve and mineral resource estimates. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the “forward-looking statements”. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks, community relations, conflict resolution and outcome of oppositions and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company’s 2012 Annual Report on Form 10-K, filed on February 22, 2013, with the Securities and Exchange Commission, as well as the Company’s other SEC filings. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors' own risk.

CONTACT:
Newmont Mining Corporation
Investor Contacts
John Seaberg, 303-837-5743
john.seaberg@newmont.com
Allysa Howell, 303-837-5788
allysa.howell@newmont.com
or
Media Contacts
Omar Jabara, 303-837-5114
omar.jabara@newmont.com
Diane Reberger, 303-967-9455
diane.reberger@newmont.com